Fees Summary	Oct. 17, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 81,363,574.80
Previously Paid Amount	155,240.91
Total Fee Amount	11,236.31
Total Offset Amount	0.00
Net Fee	$ 0.00